UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 19, 2010

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

The information disclosed under the heading “Financial Update” under Item 7.01 below is incorporated herein by reference.

Item 7.01                      Regulation FD Disclosure.

Shareholder Class Action Settlement Update

On June 19, 2010, Comverse Technology, Inc. (the “Company”) entered into an amendment (the “Amendment”) to a Stipulation of Settlement, dated December 16, 2009, that provides for the settlement of a consolidated shareholder class action under the caption In re Comverse Technology, Inc. Sec. Litig., No. 06-CV-1825 against the Company and certain of its former officers and directors (the “Stipulation of Settlement”).  The Stipulation of Settlement provided the Company with the right to terminate the Stipulation of Settlement if class members representing more than a certain percentage of the class shares elected not to participate in and be bound by the settlement.  A class member (the “Opt-Out Class Member”), which represented more than such percentage (although less than 5% of the Company’s outstanding shares of common stock), so elected and the Company sent notice of termination of the Stipulation of Settlement on June 14, 2010.  Pursuant to the Amendment, the Company revoked its notice of termination and waived its ability to terminate the settlement based on certain events.  In consideration therefor, the Company obtained revisions to the schedule of payments, as described below, and will be entitled to a credit for a portion of the funds that would otherwise have been paid to the Opt-Out Class Member, unless such Opt-Out Class Member elects to rejoin the class and be bound by the settlement on or before August 5, 2010.

As previously discussed in the Company’s Current Report on Form 8-K filed on December 17, 2009, pursuant to the Stipulation of Settlement, the Company agreed to make payments to a class action settlement fund in the aggregate amount of $165.0 million as follows: (i) $1.0 million that was paid upon signing of the Stipulation of Settlement; (ii) $51.5 million payable on or before August 15, 2010; (iii) $30.0 million payable on or before February 15, 2011; and (iv) $82.5 million payable on or before August 15, 2011.

Pursuant to the Amendment, the same aggregate amount of $164 million remains payable by the Company (subject to a credit for the Opt-Out Class Member as described above), but the schedule of such payments has been revised as follows:  (A) $21.5 million payable upon the earlier to occur of (1) August 15, 2010 and (2) 48 hours following the receipt of proceeds from the sale of certain auction rate securities to UBS AG, which is expected to occur in July 2010; (B) $30 million payable on or before May 15, 2011 and (C) $112.5 million payable on or before November 15, 2011.  Under the Stipulation of Settlement (both prior to and after the Amendment), payments due after August 15, 2010 are payable in cash or, at the Company’s election, in shares of the Company’s common stock if the shares are listed on a national securities exchange at the time of issuance, except that $30 million of the final payment of $112.5 million must be paid in cash.  Any payments in shares will be valued using the ten day average of the closing price of the Company’s common stock prior to such election.

In addition, as part of the settlement of the consolidated shareholder class action and the derivative actions noted below, Jacob “Kobi” Alexander, the Company’s former Chairman and Chief Executive Officer, agreed to pay $60.0 million to the Company which will be deposited into the derivative settlement fund and then transferred into the class action settlement fund.  Pursuant to the Amendment, Mr. Alexander revoked a notice of termination relating to the election of the Opt-Out Class Member and will receive a credit for a portion of the funds that would otherwise have been paid to such class member.  The Company’s settlement of claims against it in the shareholder class action is not contingent upon Mr. Alexander satisfying his payment obligations.

On June 21, 2010, a previously scheduled hearing was held before the United States District Court for the Eastern District of New York (the “Court”) regarding the approval of (i) the Stipulation of Settlement, as amended by the Amendment; (ii) the Stipulation of Compromise and Settlement to settle the shareholder derivative action under the caption In re Comverse Technology, Inc. Derivative Litig., No. 06-CV-1849(NGG) (RER) and (iii) the Stipulation of Settlement to settle the shareholder derivative action under the caption Levy v. Koren and John Does 1-20, No. 07-OV-0896 (NGG) (RER).  On June 23, 2010, the Court entered a final judgment approving the settlements of all such actions.

Financial Update

The Company is disclosing in this Current Report on Form 8-K certain unaudited selected financial information relating to its wholly-owned subsidiary, Comverse, Inc., and the subsidiaries of Comverse, Inc. (“Comverse”) comprising the Company’s Comverse segment (the “Comverse Segment”), and certain other unaudited consolidated financial information.  The Company is in the process of completing restatement adjustments to certain previously disclosed financial information, completing its financial statements for subsequent fiscal periods and becoming current in its periodic reporting obligations under the federal securities laws.  As a result of this process, all information presented herein is preliminary, unaudited and subject to adjustments, which may be material.

During the quarter ended April 30, 2010, the Company and its Comverse Segment continued to incur significant professional fees in connection with its efforts to become current in its periodic reporting obligations under the federal securities laws and the Comverse Segment experienced an operating loss and negative cash flows from operations.  As a result, the Company has commenced a series of initiatives to enhance its financial flexibility and increase its cash position over time.

At April 30, 2010, the Company and its subsidiaries had consolidated cash, cash equivalents, short-term investments and bank time deposits of approximately $613 million, compared to approximately $730 million at January 31, 2010.  Consolidated cash, cash equivalents, short-term investments and bank time deposits as of April 30, 2010, includes $154 million and $75 million held by the Company’s majority-owned subsidiaries, Verint Systems Inc. (“Verint”) and Ulticom, Inc. (“Ulticom”), respectively.  In addition, included in the cash, cash equivalents, short-term investments and bank time deposits are an aggregate of $75 million of restricted cash of the Company and its Comverse Segment.  These consolidated amounts do not include auction rate securities (“ARS”) totaling $174 million aggregate principal amount, valued as of April 30, 2010 at approximately $99 million.  Cash and cash equivalents as of April 30, 2010 includes cash proceeds of $20 million received by the Company during the fiscal quarter ended April 30, 2010 from sales and redemptions of $32 million aggregate principal amount of ARS.

During the fiscal quarter ended April 30, 2010, the Company and its subsidiaries incurred the following significant disbursements and expenditures:

•
approximately $72 million of disbursements for accounting, tax and legal support related to efforts to become current in periodic reporting obligations under the federal securities laws and, to a lesser extent, to remediate material weaknesses in internal control over financial reporting;

•	approximately $18 million cash paid in lieu of stock-based compensation;

•	approximately $4 million in consolidated restructuring expense, including a workforce reduction initiative at Comverse; and

•	approximately $15 million paid by Verint upon the completion of its acquisition of Iontas Limited in February 2010.

At April 30, 2010, the Company and its subsidiaries had consolidated indebtedness of approximately $622 million, consisting primarily of $2 million in aggregate principal amount outstanding of the Company’s convertible debt obligations due May 15, 2023 and long-term indebtedness of Verint, consisting of $605 million in aggregate principal amount outstanding under a seven-year term loan facility that matures on May 25, 2014 and $15 million outstanding under a six-year revolving credit facility that matures on May 25, 2013.

The Company owns approximately 57% of the outstanding common stock of Verint, holds all of Verint’s convertible preferred stock acquired by the Company for an aggregate purchase price of $293 million, and owns approximately 68% of the outstanding common stock of Ulticom.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.  The information disclosed under Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology.  There are numerous risks and uncertainties that could cause actual results and the timing of events to differ materially from those anticipated by the forward-looking statements in this Current Report on Form 8-K.  Such risks and uncertainties may give rise to future claims and increase exposure to contingent liabilities.  There can be no assurances that any forward-looking statements will be achieved.  These risks and uncertainties arise from (among other factors) the following:

•	the information presented herein is preliminary, unaudited and subject to adjustments, which may be material, and therefore is subject to material change and may differ from actual results;
•
the risk of further diminishment in the Company’s capital resources as a result of, among other things, continued negative cash flow from operations at Comverse or  the continued incurrence of significant expenses by the Company and Comverse in connection with the Company’s efforts to become current its periodic reporting obligations under the federal securities laws and to remediate material weaknesses in internal control over financial reporting;

•	the risk that any initiatives undertaken by the Company to enhance its financial flexibility and increase its cash position over time may not be successful;
•
the Company’s inability, at this time, to predict the outcome of the pending Section 12(j) administrative proceeding initiated by the Securities and Exchange Commission (the “SEC”) to suspend or revoke the registration of the Company’s common stock under Section 12(j) of the Securities Exchange Act of 1934, as amended, because of its inability to be current in its periodic reporting obligations under the federal securities laws or of any available appeals that may follow; consequently, should the registration of the Company’s common stock be suspended or revoked, brokers, dealers and other market participants would be prohibited from buying, selling, making market in, publishing quotations of or otherwise effecting transactions with respect to such common stock and, as a result, public trading of the Company’s common stock would cease and investors would find it difficult to acquire or dispose of the Company’s common stock or obtain accurate quotations of the Company’s common stock, which could result in a significant decline in the value of the Company’s common stock, and the Company’s business may be adversely impacted, including, without limitation, an adverse impact on the Company’s ability to issue stock to raise equity capital, engage in business combinations or provide employee incentives;

•
civil and/or criminal actions that may be brought against the Company by the SEC and the Department of Justice under the Foreign Corrupt Practices Act relating to potentially unlawful payments made in foreign jurisdictions in connection with the sale of certain products by Comverse employees and external sales agents;

•
the ineffectiveness of the Company’s disclosure controls and procedures resulting in its inability to file its periodic reports under the federal securities laws in a timely manner due to material weaknesses and significant deficiencies in internal control over financial reporting and the potential that the Company may be unable to effectively implement appropriate remedial measures in a timely manner;

•
the continuation of material weaknesses or the discovery of additional material weaknesses in the Company’s internal control over financial reporting and any delay in the implementation of remedial measures;

•
the continuing effects of the global economic decline and adverse conditions in the telecommunications industry, which resulted in declines in information technology spending and demand for Comverse’s products and services, and exposure to the global credit and liquidity challenges;

•
continued diversion of management’s attention from business operations and the incurrence of substantial expenses as a result of the Company’s efforts to become current in its periodic reporting obligations and remediate material weaknesses;

•
constraints on the Company’s ability to obtain new debt or equity financing due to, among other things, (i) the Company’s not being current in its periodic reporting obligations under the federal securities laws, (ii) potential material contingent liabilities that could have a material adverse effect on the Company’s financial position and results of operations and (iii) the continuing negative effects of the global economic decline;

•	inability to achieve expected benefits of functional and cross-functional initiatives as well as inability to successfully implement product rationalization;
•
risks relating to Comverse’s significant operations in Israel, including volatile economic, political and/or military conditions and uncertainties relating to research and development grants and tax benefits and the ability of the Company’s Israeli subsidiaries to pay dividends;

•
risks associated with significant foreign operations and international sales, including the impact of geopolitical, economic and military conditions in foreign countries, conducting operations in countries with a history of corruption and entering into transactions with foreign governments and ensuring compliance with laws that prohibit improper payments;

•	adverse fluctuations of currency exchange rates;
•	changes in the competitive environment in the telecommunications industry may reduce demand for Comverse’s products and services and/or cause it to reduce prices;
•
increased costs or reduced demand for Comverse’s products resulting from compliance with evolving telecommunications regulations and the implementation of new standards may adversely affect the Company’s business and financial condition;

•	the failure or delay in achieving interoperability of Comverse’s products with its customers’ systems could impair its ability to sell its products;
•	increased and changing competition which could force Comverse to lower prices or take other actions to differentiate its products;
•	the competitive bidding process used to generate sales requires Comverse to expend significant resources with no guarantee of recoupment;
•
Comverse’s inability to maintain relationships with value added resellers, systems integrators and other third parties that market and sell its products to sell its products could adversely impact the Company’s financial condition and results of operations;

•
third parties’ infringement of Comverse’s proprietary technology and the infringement by Comverse of the intellectual property of third parties, including through the use of free or open source software;

•	rapidly changing technology in Comverse’s industry and its ability to enhance existing products and develop and market new products;
•	Comverse’s dependence on a significant portion of its sales and operating profit from contracts for large systems and large installations, including, among other things, the lengthy and complex bidding and selection process, the difficulty predicting its ability to obtain particular contracts and the timing and scope of these opportunities; and
•
operating results are difficult to predict as a result of lengthy and variable sales cycles, focus on large customers and installations, short delivery windows required by customers, and back-loaded nature of Comverse’s business.

The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: June 23, 2010	By:	/s/ Stephen M. Swad
	Name:	Stephen M. Swad
	Title:	Executive Vice President and Chief Financial Officer